SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2004

Exact Name of Registration as Specified in Charter:

Cole Computer Corporation

State of Other Jurisdiction of Incorporation:                Nevada

Commission File Number:                                           0-23819

IRS Employer Identification Number:                        76-0547762

Address and Telephone Number of Principle Executive Offices:
5577 Northwest Expressway

Oklahoma City, OK

(405)721-7600

Item 4. 01 Change in Registrant's Certifying Accountant

Hogan & Slovacek conducted audits of the financial statements of the Registrant for the calendar years ended December 31, 2003, and 2002. These financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended December 31, 2003 that was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference. During August 2004, the Board of Directors elected not to engage the firm of Hogan & Slovacek as the Registrant's independent public accountants for the year ended December 31, 2004.

The reports of Cole Computer Corporation on the financial statements as of and for the fiscal year ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Hogan & Slovacek, issued an explanatory paragraph in its fiscal 2003 and 2002 reports as to Cole Computer Corporation's ability to continue as a going concern.

During the years ended December 31, 2003 and 2002 and through the date of this Current Report on Form 8-K, there were no disagreements with Hogan & Slovacek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Hogan & Slovacek's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Registrant's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.On December 1, 2004, the Company engaged Hogan & Slovacek, to conduct a review of its financial statements as of and for the nine months ended September 30, 2004. During the two most recent fiscal years December 31, 2003 and 2002, and through September 30, 2004, the Company has not consulted with Hogan & Slovacek regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Cole Computer Corporation, has provided a copy of this disclosure to Hogan & Slovacek in compliance with the provisions of Item 304 (a)(3) of Regulation S-B. See Exhibit 16.1 Letter from Accountant's Firm to the Securities and Exchange Commission dated December 2, 2004.

Item 7. Financial Statements and Exhibits.

Exhibits:

16.1 Letter from Hogan & Slovacek

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2004 Cole Computer Corporation

/s/ John L. Ruth President and Director

Exhibit 16.1

Hogan & Slovacek

A Professional Corporation

CERTIFIED PUBLIC ACCOUNTANTS

OKLAHOMA CITY - TULSA

December 2, 2004

Securities and Exchange Commission

Washington, DC 20549

Re: Cole Computer Corporation

Gentlemen:

We have read Item 4.01 "CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS" contained in Cole Computer Corporation's 8-K dated August 20, 2004 and are in agreement with the statements contained therein, as they relate to our firm.

Very truly yours,

/S/ Hogan & Slovacek

Hogan & Slovacek

Oklahoma City, OK